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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2003
                                                           -------------

                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-12305               04-3331237
      --------                      --------              ----------
(State or other jurisdiction of    (Commission           (IRS Employer
 incorporation or organization)    File Number)          Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 679-8181

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEMS 1, 2, 3, 4, 5, 6, 8, 10, 11 AND 12.

      Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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       Exhibit No.                      Description
       -----------                      -----------

        99.1                            Press Release dated June 26, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

      On June 26, 2003, FIRSTFED AMERICA BANCORP, INC. issued a press release which announced a 2-for-1 stock split, payable on July 17, 2003 to record holders as of July 7, 2003.

      A press release announcing the stock split is attached as Exhibit 99.1.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FIRSTFED AMERICA BANCORP, INC.




Date: June 27, 2003             By: /s/ Robert F. Stoico
                                    --------------------------------------------
                                    Robert F. Stoico
                                    Chairman, President and Chief Executive
                                    Officer